UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026
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COURSERA, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40275	45-3560292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440 West El Camino Real, Suite 500 Mountain View, California		94040
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 963-9884
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	COUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On May 11, 2026, Coursera, Inc. (the “Company,” “we,” “us,” or “our”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on May 11, 2026, we completed our combination with Udemy, Inc., a Delaware corporation (“Udemy”), pursuant to the Agreement and Plan of Merger, dated as of December 17, 2025 (the “Merger Agreement”), by and among Udemy, the Company and Chess Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Udemy (the “Merger”), with Udemy continuing as the surviving corporation and as a wholly owned subsidiary of the Company.

This Amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the historical and pro forma financial statements required by Items 9.01(a) and (b) of Form 8-K. This Amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.
Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Udemy and subsidiaries as of December 31, 2025 and 2024, the audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of Udemy and subsidiaries for the years ended December 31, 2025, 2024 and 2023, the notes related thereto and the related independent auditor’s report of Deloitte & Touche LLP, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Udemy as of March 31, 2026 and for the periods ended March 31, 2026 and 2025, with the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026, and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2026 and the year ended December 31, 2025 are filed herewith as Exhibit 99.3 to this Amendment and are incorporated herein by reference.
(d)Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1
Audited consolidated balance sheets of Udemy and subsidiaries as of December 31, 2025 and 2024, the audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of Udemy and subsidiaries for the years ended December 31, 2025, 2024 and 2023, the notes related thereto and the related independent auditor’s report of Deloitte & Touche LLP (incorporated by reference to Part II, Item 8 of Udemy’s Annual Report on Form 10-K filed on February 19, 2026 (File No. 001-40956))

99.2
Unaudited condensed consolidated financial statements of Udemy as of March 31, 2026 and for the periods ended March 31, 2026 and 2025 (incorporated by reference to Part I, Item 1 of Udemy’s Quarterly Report on Form 10-Q filed on May 11, 2026 (File No. 001-40956))

99.3
Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026 and unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2026 and the year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COURSERA, INC.

Date:	June 23, 2026	By:	/s/ Michael Foley
Michael Foley Senior Vice President, Chief Financial Officer, and Treasurer